UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2006
                         -------------

Date of reporting period:  DECEMBER 31, 2005
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                         MCCARTHY MULTI-CAP STOCK FUND
                                    (MGAMX)

                      (MCCARTHY MULTI-CAP STOCK FUND LOGO)

                               Semi-Annual Report
                            For the Six Months Ended
                               December 31, 2005

                         MCCARTHY MULTI-CAP STOCK FUND,
                       A SERIES OF ADVISORS SERIES TRUST
                                    (MGAMX)

                       SEMI-ANNUAL LETTER TO SHAREHOLDERS
                               DECEMBER 31, 2005

Dear Fellow Shareholder:

The McCarthy Multi-Cap Stock Fund's (the "Fund," ticker: MGAMX) performance for various periods ended December 31, 2005, and the performance for the Standard & Poor's 500 Index (the "Index" or the " S&P 500"), with dividends reinvested, are shown below:

                                            MCCARTHY
                                            MULTI-CAP      STANDARD & POOR'S         MGAMX
TIME PERIOD                                STOCK FUND          500 INDEX         VERSUS INDEX
-----------                                ----------      -----------------     ------------
Six months                                    7.38%              5.77%              +1.61%
One year                                      8.04%              4.91%              +3.13%
Three years annualized                       16.66%             14.39%              +2.27%
Annualized since 8/6/01 inception date        4.91%              2.64%              +2.27%
Cumulative since 8/6/01 inception date       23.52%             12.17%             +11.35%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MGAMX.COM.

A number of legendary investors and stock market gurus have opined that the S&P 500 (the "market") may provide modest investment returns, relative to long-term historical standards, for several years. As an academic exercise, such an argument makes sense. In a historical context, it is not unusual for the market to trade in a limited range for several years after a substantial increase in the market. Since the extended bull market, from 1982 through 1999, the market has made little progress for about seven years. For making "little progress", the last seven years were hardly without price volatility. The aftermath of the bursting of the technology bubble saw the market decline for three consecutive years. The market then turned around and provided gains for three straight years.

We note that stock market indexing and "buy and hold" strategies gained much favor during the extended bull market. Those strategies are logical in extended bull markets; investment and tax costs are relatively low and an investor remains fully invested to benefit from steadily rising stock prices. However, in the current environment where, in our opinion, the market is likely to make "little progress", we believe active management can improve stock market returns by owning carefully-selected individual stocks rather than the "stock market".

TOP FIVE INDUSTRIES                                      %
-------------------                                     ---
Commercial Services & Supplies                         12.8%
Software                                               12.3%
Health Care Providers & Services                       10.6%
Insurance                                               7.5%
Health Care Equipment & Supplies                        5.9%
                                                       -----
Total in Top Five Industries                           49.1%

Let's take this discussion one step further with a brief "Case Study". The S&P 500 (the "market") gained 4.88% in 2005 with little price volatility during the
year.   As is typical, there was considerably more price volatility in the individual stocks that comprise the market. For example, Omnicare (OCR) and Boston Scientific (BSX) are two stocks in our Healthcare sector research universe. While OCR gained 65.6% in 2005, BSX lost 31.1% (see chart). In 2003 our investment systems identified OCR as an investment candidate. Our research indicated that OCR represented compelling value, showed evidence that value would grow in the future and concluded that the financial interests of OCR's management team were properly aligned with shareholders. The Fund purchased OCR and enjoyed a cumulative gain of more than 100%. In late 2005, OCR added some debt to make an acquisition. Our equity team's fundamental research update on the Company showed a weaker financial condition, deteriorating cash returns on capital and stock sales by OCR's management team. When coupled with a less-than-compelling stock valuation, OCR presented a poor risk/reward profile. We liquidated the OCR shares for the Fund.

Company Explorer - Price

DATA PER FACTSET
OCR   681904108   2659778   NYSE    COMMON STOCK
31-JAN-2005 TO 30-DEC-2005 (MONTHLY)
U.S. DOLLAR

       DATE               OMNICARE          BOSTON SCIENTIFIC
       ----               --------          -----------------
    31-Jan-2005            30.750                33.060
    28-Feb-2005            34.490                32.660
    31-Mar-2005            35.450                29.290
    29-Apr-2005            34.670                29.580
    31-May-2005            38.320                27.090
    30-Jun-2005            42.430                27.000
    29-Jul-2005            46.100                28.950
    31-Aug-2005            52.550                26.880
    30-Sep-2005            56.230                23.370
    31-Oct-2005            54.100                25.120
    30-Nov-2005            56.950                26.480
    30-Dec-2005            57.220                24.490

TEN LARGEST HOLDINGS                                      %
--------------------                                     ---
Novell Inc                                              4.2%
Berkshire Hathaway Inc Cl B                             3.8%
First Data Corp                                         3.5%
Liberty Media Corp Cl A                                 2.9%
Alltel Corp                                             2.9%
Fisher Scientific Intl                                  2.9%
Jackson Hewitt Tax Service                              2.8%
Waste Management, Inc                                   2.7%
AmerisourceBergen Corp                                  2.6%
Odyssey Healthcare Inc.                                 2.6%
                                                       -----
Total in Ten Largest Holdings                          30.9%

We did not find Boston Scientific Corp. (BSX) a compelling investment, when the stock traded in the $40's, at approximately the time the Fund was buying shares
of Omnicare (OCR).   While OCR was rising, BSX was falling to the low-$20's per
share.   With high cash flow returns on capital and a high-quality balance
sheet, BSX became an investment candidate in our investment systems.   Our
research confirmed that BSX was a compelling value, that future value would grow and that the financial interests of BSX's management team were properly aligned with shareholders. We purchased shares of BSX for the Fund.

Our Case Study of OCR and BSX is intended to show that there are opportunities,
and risks, in individual stocks despite a lethargic stock market.   We are
working hard to identify the opportunities and avoid the risks.

Despite the tone of the preceding paragraphs, our preference is to own high-
quality companies for long time periods; forever if possible.    Our investment
process drives the holding period through a constant focus on business fundamentals and appreciation potential for each individual stock we purchase for the Fund.

FIVE FUND HOLDINGS WITH THE LARGEST GAINS, IN DOLLARS, FOR THE PAST SIX MONTHS:
   o  Novell, Inc. (NOVL)
   o  Omnicare, Inc. (OCR)
   o  Fair Isaac & Co., Inc. (FIC)
   o  Odyssey Healthcare, Inc. (ODSY)
   o  AmerisourceBergen Corp. (ABC)

FIVE FUND HOLDINGS WITH THE LARGEST LOSSES, IN DOLLARS, FOR THE PAST SIX MONTHS:
   o  Liberty Media Corp Class A (L)
   o  Pfizer, Inc. (PFE)
   o  Fifth Third Bancorp (FITB)
   o  Apria Healthcare Group, Inc. (AHG)
   o   Boston Scientific Corp. (BSX)

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund! The officers, employees, and affiliates of your Fund's advisor have a substantial
investment in the Fund.   We believe our investment in the Fund properly aligns
our interests with yours, now and in the future.

Sincerely,
MCCARTHY GROUP ADVISORS, LLC
Richard L. Jarvis                       Art N. Burtscher
Chief Investment Officer                Chairman

Opinions expressed are those of Richard L. Jarvis and Art N. Burtscher and are subject to change, are not guaranteed and should not be considered investment advice.

THE FUND INVESTS IN SMALL- AND MID-CAP COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (02/06)

                         ALLOCATION OF PORTFOLIO ASSETS
                        AT DECEMBER 31, 2005 (UNAUDITED)

                    Energy                                2%
                    Materials                             4%
                    Industrials                          15%
                    Consumer Discretionary                6%
                    Consumer Staples                      6%
                    Health Care                          20%
                    Financials                           15%
                    Information Technology               22%
                    Telecommunication Services            3%
                    Short-Term Investments                7%

                            SCHEDULE OF INVESTMENTS
                        AT DECEMBER 31, 2005 (UNAUDITED)

  SHARES     COMMON STOCKS - 93.83%                                    VALUE
  ------     ----------------------                                    -----
             BEVERAGES - 3.78%
    16,373   The Coca-Cola Co.                                     $   659,995
    13,196   PepsiCo, Inc.                                             779,620
                                                                   -----------
                                                                     1,439,615
                                                                   -----------
             CAPITAL MARKETS - 1.76%
    18,120   Federated Investors, Inc.                                 671,165
                                                                   -----------
             CHEMICALS - 1.82%
    15,358   The Scotts Miracle-Gro Co. - Class A                      694,796
                                                                   -----------
             COMMERCIAL BANKS - 3.36%
    14,895   Fifth Third Bancorp                                       561,839
    10,200   National City Corp.                                       342,414
     6,000   Wells Fargo & Co.                                         376,980
                                                                   -----------
                                                                     1,281,233
                                                                   -----------
             COMMERCIAL SERVICES & SUPPLIES - 12.77%
    21,075   Cendant Corp.                                             363,544
    24,610   Corinthian Colleges, Inc.*<F1>                            289,906
    23,736   FirstService Corp.*<F1>#<F2>                              608,828
    38,780   Jackson Hewitt Tax Service, Inc.                        1,074,594
    14,604   NCO Group, Inc.*<F1>                                      247,099
    22,734   Republic Services, Inc.+<F3>                              853,662
    11,100   Waste Connections, Inc.*<F1>                              382,506
    34,400   Waste Management, Inc.                                  1,044,040
                                                                   -----------
                                                                     4,864,179
                                                                   -----------
             COMMUNICATIONS EQUIPMENT - 0.67%
    71,400   3Com Corp.*<F1>                                           257,040
                                                                   -----------
             CONSUMER FINANCE - 1.52%
    22,141   MoneyGram International, Inc.                             577,437
                                                                   -----------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.91%
    17,575   Alltel Corp.                                            1,108,982
                                                                   -----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.02%
    11,600   Benchmark Electronics, Inc.*<F1>                          390,108
                                                                   -----------
             FOOD & STAPLES RETAILING - 1.55%
    12,600   Wal-Mart Stores, Inc.                                     589,680
                                                                   -----------
             FOOD PRODUCTS - 0.77%
    12,900   Fresh Del Monte Produce, Inc.#<F2>                        293,733
                                                                   -----------
             HEALTH CARE EQUIPMENT & SUPPLIES - 5.91%
    36,760   Boston Scientific Corp.*<F1>                              900,253
    10,495   Conmed Corp.*<F1>                                         248,312
    17,840   Fisher Scientific International*<F1>                    1,103,582
                                                                   -----------
                                                                     2,252,147
                                                                   -----------
             HEALTH CARE PROVIDERS & SERVICES - 10.59%
    24,384   AmerisourceBergen Corp.+<F3>                            1,009,498
    11,000   Apria Healthcare Group, Inc.*<F1>                         265,210
    14,486   Caremark Rx, Inc.*<F1>                                    750,230
    14,183   Laboratory Corporation of America Holdings*<F1>           763,754
    52,778   Odyssey HealthCare, Inc.*<F1>                             983,782
    48,424   Stewart Enterprises, Inc. - Class A                       261,974
                                                                   -----------
                                                                     4,034,448
                                                                   -----------
             HOUSEHOLD DURABLES - 0.96%
     4,200   Mohawk Industries, Inc.*<F1>                              365,316
                                                                   -----------
             INDUSTRIAL CONGLOMERATES - 3.19%
     7,500   3M Co.                                                    581,250
    22,000   Tyco International Ltd.#<F2>                              634,920
                                                                   -----------
                                                                     1,216,170
                                                                   -----------
             INSURANCE - 7.48%
    12,730   American International Group, Inc.                        868,568
       494   Berkshire Hathaway, Inc. - Class B*<F1>                 1,450,137
     8,400   Hanover Insurance Group, Inc.                             350,868
     9,415   Horace Mann Educators Corp.                               178,508
                                                                   -----------
                                                                     2,848,081
                                                                   -----------
             INTERNET & CATALOG RETAIL - 1.03%
    13,907   IAC/InterActiveCorp*<F1>                                  393,707
                                                                   -----------
             IT SERVICES - 4.35%
    21,199   Convergys Corp.*<F1>                                      336,004
    30,748   First Data Corp.                                        1,322,472
                                                                   -----------
                                                                     1,658,476
                                                                   -----------
             MEDIA - 2.88%
   139,293   Liberty Media Corp. - Class A*<F1>                      1,096,236
                                                                   -----------
             METALS & MINING - 2.04%
    31,650   Compass Minerals International, Inc.                      776,691
                                                                   -----------
             OIL & GAS - 2.55%
     7,306   Devon Energy Corp.                                        456,917
    10,294   Newfield Exploration Co.*<F1>                             515,421
                                                                   -----------
                                                                       972,338
                                                                   -----------
             PHARMACEUTICALS - 3.75%
    10,446   Johnson & Johnson                                         627,805
    19,519   Pfizer, Inc.                                              455,183
    16,580   Schering-Plough Corp.                                     345,693
                                                                   -----------
                                                                     1,428,681
                                                                   -----------
             REAL ESTATE - 0.82%
     7,598   Redwood Trust, Inc.                                       313,493
                                                                   -----------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.15%
    30,467   Applied Materials, Inc.                                   546,578
     9,272   Cabot Microelectronics Corp.*<F1>                         271,948
                                                                   -----------
                                                                       818,526
                                                                   -----------
             SOFTWARE - 12.32%
    12,830   Fair Isaac Corp.                                          566,701
    15,065   Intuit, Inc.*<F1>+<F3>                                    802,964
    39,121   Jack Henry & Associates, Inc.                             746,429
    21,004   Manhattan Associates, Inc.*<F1>                           430,162
    21,500   Microsoft Corp.                                           562,225
   179,452   Novell, Inc.*<F1>                                       1,584,561
                                                                   -----------
                                                                     4,693,042
                                                                   -----------
             THRIFTS & MORTGAGE FINANCE - 1.88%
    16,439   Washington Mutual, Inc.                                   715,097
                                                                   -----------

             TOTAL COMMON STOCKS
               (Cost $29,062,365)                                   35,750,417
                                                                   -----------

             SHORT-TERM INVESTMENTS - 6.80%
 2,592,158   Federated Cash Trust Treasury Money Market Fund
               (Cost $2,592,158)                                     2,592,158
                                                                   -----------
             TOTAL INVESTMENTS IN SECURITIES
               (Cost $31,654,523) - 100.63%                         38,342,575
             Call Options Written: (0.65%)                            (247,435)
             Assets in Excess of Other Liabilities - 0.02%               7,764
                                                                   -----------
             NET ASSETS - 100.00%                                  $38,102,904
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                        SCHEDULE OF CALL OPTIONS WRITTEN
                        AT DECEMBER 31, 2005 (UNAUDITED)

CONTRACTS                                                               VALUE
---------                                                               -----
             AmerisourceBergen Corp.
   142         Expiring January 2006, Exercise Price $30.00           $159,040
             Intuit, Inc.
    87         Expiring January 2006, Exercise Price $47.50             51,765
             Republic Services, Inc.
   132         Expiring January 2006, Exercise Price $35.00             36,630
                                                                      --------
             TOTAL OPTIONS WRITTEN
               (Premiums received $174,047)                           $247,435
                                                                      --------
                                                                      --------

*<F1>   Non-income producing security.
#<F2>   U.S. security of a foreign issuer.
+<F3>   Security is subject to written call option.

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                        AT DECEMBER 31, 2005 (UNAUDITED)

ASSETS
   Investments, at market value (cost $31,654,523)                 $38,342,575
   Receivables:
       Fund shares issued                                                4,030
       Dividends and interest                                           40,184
   Prepaid expenses                                                      9,706
                                                                   -----------
           Total Assets                                             38,396,495
                                                                   -----------
LIABILITIES
   Payables:
       Call options written, at value (proceeds $174,047)              247,435
       Advisory fees                                                    23,921
       Administration fees                                               4,869
       Fund accounting fees                                              4,281
       Printing and mailing fees                                         4,087
       Transfer agent fees                                               1,980
       Chief Compliance Officer fee                                      1,115
       Professional fees                                                   953
       Due to Custodian                                                    780
       Custodian fees                                                      557
   Accrued expenses                                                      3,613
                                                                   -----------
           Total Liabilities                                           293,591
                                                                   -----------
NET ASSETS                                                         $38,102,904
                                                                   -----------
                                                                   -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     [$38,102,904 / 3,264,966 shares outstanding; unlimited number
     of shares (par value $0.01) authorized]                            $11.67
                                                                        ------
                                                                        ------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $30,601,881
   Undistributed net investment loss                                   (29,683)
   Accumulated net realized gain on
       investments and option contracts written                        916,042
   Net unrealized appreciation/(depreciation) of:
       Investments                                                   6,688,052
       Option contracts written                                        (73,388)
                                                                   -----------
           Net Assets                                              $38,102,904
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)

INVESTMENT INCOME
   Dividend                                                         $  181,332
   Interest                                                             19,554
                                                                    ----------
       Total income                                                    200,886
                                                                    ----------
EXPENSES
   Advisory fees (Note 3)                                              175,232
   Administration fees (Note 3)                                         27,668
   Professional fees                                                    15,341
   Fund accounting fees                                                 14,869
   Transfer agent fees                                                  14,183
   Custody fees                                                          5,819
   Chief Compliance Officer fee (Note 3)                                 4,866
   Trustee fees                                                          4,788
   Registration fees                                                     3,604
   Shareholder reporting                                                 3,281
   Insurance                                                             1,555
   Miscellaneous fees                                                    1,428
                                                                    ----------
           Total expenses                                              272,634
           Less:  advisory fee waiver (Note 3)                         (42,065)
                                                                    ----------
           Net expenses                                                230,569
                                                                    ----------
NET INVESTMENT LOSS                                                    (29,683)
                                                                    ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND OPTION CONTRACTS WRITTEN
   Net realized gain on:
       Investments                                                     929,348
       Option contracts written                                         12,430
                                                                    ----------
           Net realized gain                                           941,778
                                                                    ----------
   Net change in unrealized appreciation/(depreciation) on:
       Investments                                                   1,735,582
       Option contracts written                                        (73,388)
                                                                    ----------
           Net unrealized gain                                       1,662,194
                                                                    ----------
   Net realized and unrealized gain on
     investments and option contracts written                        2,603,972
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,574,289
                                                                    ----------
                                                                    ----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2005       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2005
                                                       -----------------     -------------
INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                                     $   (29,683)        $  (103,667)
   Net realized gain on investments and option
     contracts written                                         941,778           3,635,211
   Net change in unrealized appreciation/
     (depreciation) on investments and
     option contracts written                                1,662,194            (606,675)
                                                           -----------         -----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                           2,574,289           2,924,869
                                                           -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments                         (1,974,770)                 --
                                                           -----------         -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
     from net change in outstanding shares (a)<F4>           2,457,569             965,052
                                                           -----------         -----------
       TOTAL INCREASE IN NET ASSETS                          3,057,088           3,889,921
                                                           -----------         -----------
NET ASSETS
   Beginning of period                                     $35,045,816          31,155,895
                                                           -----------         -----------
   End of period                                           $38,102,904         $35,045,816
                                                           -----------         -----------
                                                           -----------         -----------
   Includes undistributed net investment loss of:          $   (29,683)        $        --
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F4>  A summary of shares transactions is as follows:

                                           SIX MONTHS ENDED
                                          DECEMBER 31, 2005                      YEAR ENDED
                                             (UNAUDITED)                       JUNE 30, 2005
                                      --------------------------         --------------------------
                                      SHARES     PAID-IN CAPITAL         SHARES     PAID-IN CAPITAL
                                      ------     ---------------         ------     ---------------
Shares sold                           347,657       $4,188,414           634,187       $6,741,061
Shares issued in
  reinvestment of distributions       165,517        1,936,553                --               --
Shares redeemed                      (306,301)      (3,667,398)         (531,086)      (5,776,009)
                                     --------       ----------          --------       ----------
Net increase                          206,873       $2,457,569           103,101       $  965,052
                                     --------       ----------          --------       ----------
                                     --------       ----------          --------       ----------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

                                        SIX MONTHS
                                          ENDED             YEAR              YEAR             YEAR             PERIOD
                                       DECEMBER 31,         ENDED            ENDED             ENDED            ENDED
                                           2005           JUNE 30,          JUNE 30,         JUNE 30,          JUNE 30,
                                       (UNAUDITED)          2005              2004             2003           2002*<F5>
                                       ------------       --------          --------         --------         ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $11.46           $10.54            $ 8.77           $ 8.13            $10.00
                                          ------           ------            ------           ------            ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income/(loss)               (0.01)           (0.03)            (0.06)           (0.03)             0.02
Net realized and unrealized gain/
  (loss) on investments and option
  contracts written                         0.86             0.95              1.83             0.67             (1.85)
                                          ------           ------            ------           ------            ------
     Total from investment operations       0.85             0.92              1.77             0.64             (1.83)
                                          ------           ------            ------           ------            ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                    --               --                --               --             (0.03)
From net realized gains                    (0.64)              --                --               --             (0.01)
                                          ------           ------            ------           ------            ------
     Total distributions                   (0.64)              --                --               --             (0.04)
                                          ------           ------            ------           ------            ------
NET ASSET VALUE, END OF PERIOD            $11.67           $11.46            $10.54           $ 8.77            $ 8.13
                                          ------           ------            ------           ------            ------
                                          ------           ------            ------           ------            ------
TOTAL RETURN                               7.38%1<F6>       8.73%            20.18%            7.87%          (18.40)%1<F6>

SUPPLEMENTAL DATA AND RATIOS:
Net assets,
  end of period (in millions)              $38.1            $35.0             $31.2            $26.1             $26.3
Ratio of net expenses
  to average net assets:
     Before expense reimbursement          1.48%2<F7>       1.47%             1.51%            1.58%             1.85%2<F7>
     After expense reimbursement           1.25%2<F7>       1.25%             1.25%            1.25%             1.25%2<F7>
Ratio of net investment income/(loss)
  to average net assets:
     Before expense reimbursement         (0.39%)2<F7>     (0.53%)           (0.84%)          (0.70%)          (0.41)%2<F7>
     After expense reimbursement          (0.16%)2<F7>     (0.31%)           (0.58%)          (0.37%)            0.19%2<F7>
Portfolio turnover rate                      23%1<F6>         61%               51%              58%               46%1<F6>

*<F5>  Commenced operations on August 6, 2001.
1<F6>  Not annualized.
2<F7>  Annualized.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2005 (UNAUDITED)

NOTE 1 - ORGANIZATION

     The McCarthy Multi-Cap Stock Fund (the "Fund"), formerly known as the McCarthy Fund, is a series of Advisor Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available, or if the closing price does not represent fair market value, are valued at their respective fair values as determined in good faith by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

     B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

     D. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     F. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

          When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

          The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

     G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     McCarthy Group Advisors, LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. For the six months ended December 31, 2005, the Fund incurred $175,232 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of the Fund's expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. For the six months ended December 31, 2005, the Advisor absorbed expenses of $42,065. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $273,352 at December 31, 2005. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

          YEAR                  AMOUNT
          ----                  ------
          2006                $ 80,837
          2007                  76,037
          2008                  74,413
          2009                  42,065
                              --------
                              $273,352
                              --------
                              --------

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $24 million                  $36,000
     $24 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the six months ended December 31, 2005, the Fund incurred $27,668 in administration fees.

     U.S. Bancorp Fund Services, LLC ("USBFS") provides fund accounting services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Certain officers of the Fund are also officers of the Administrator.

     For the six months ended December 31, 2005, the Fund was allocated $4,866 of the Chief Compliance Officer fee.

NOTE 4 - OPTION CONTRACTS WRITTEN

     The number of option contracts written and the premiums received by the Fund during the six months ended December 31, 2005, were as follows:

                                                  NUMBER          PREMIUMS
                                               OF CONTRACTS       RECEIVED
                                               ------------       --------
     Options outstanding, beginning of year          --           $     --
     Options written                                751            303,643
     Options exercised                             (222)           (89,110)
     Options closed                                (168)           (40,486)
                                                   ----           --------
     Options outstanding, end of year               361           $174,047
                                                   ----           --------
                                                   ----           --------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $8,109,780 and $8,666,398, respectively.

NOTE 6 - INCOME TAXES

     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of distributions received from Real Estate Investment Trusts and wash sale losses deferred.

     The tax character of distributions paid during the six months ended December 31, 2005 and the year ended June 30, 2005, the Fund's most recently completed fiscal year end, were as follows:

                                           2005                2004
                                           ----                ----
     Long-term capital gains            $1,974,770          $       --

     As of June 30, 2005, the Fund's most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments (a)<F8>                           $30,151,211
                                                           -----------
     Gross tax unrealized appreciation                     $ 5,531,839
     Gross tax unrealized depreciation                        (583,720)
                                                           -----------
     Net tax unrealized appreciation                       $ 4,948,119
                                                           -----------
                                                           -----------
     Cumulative tax cost adjustments                       $        --
                                                           -----------
     Undistributed ordinary income                         $        --
     Undistributed long-term capital gain                    1,974,749
                                                           -----------
     Total distributable earnings                          $ 1,974,749
                                                           -----------
                                                           -----------
     Other accumulated gains/losses                        $        --
                                                           -----------
     Total accumulated earnings/(losses)                   $(6,922,868)
                                                           -----------
                                                           -----------

(a)<F8> Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales.

                                EXPENSE EXAMPLE
                        AT DECEMBER 31, 2005 (UNAUDITED)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             BEGINNING         ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*<F9>
                              7/1/05          12/31/05       7/1/05 - 12/31/05
                           -------------    -------------    ------------------
Actual                       $1,000.00        $1,073.80            $6.53
Hypothetical (5% return      $1,000.00        $1,018.90            $6.36
  before expenses)

*<F9> Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

                             NOTICE TO SHAREHOLDERS
                        AT DECEMBER 31, 2005 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC's website at
http://www.sec.gov.
------------------

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE
12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling (866) 811-0228. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be
                                  ------------------
reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Information included in the Fund's Form N-Q is also available by calling
(866) 811-0228.

                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     At a meeting held on December 15, 2005, the board of trustees (the "Board"), including the independent trustees ("Independent Trustees"), considered and approved the continuance of the investment advisory agreement (the "Advisory Agreement") with McCarthy Group Advisors (the "Advisor") pertaining to the McCarthy Multi-cap Stock Fund (the "Fund") for a period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information together with the information provided to the Independent Trustees throughout the course of year formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2. THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper, Inc. and the S&P 500 Index, (the "Benchmark Index").

     The Board noted that the Fund's year-to-date performance was above the median of its peer group and Benchmark Index. The Trustees particularly noted the Fund's first quartile performance ranking for all relevant
     periods.   The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the advisor's overall performance was highly satisfactory under current market conditions.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and accounts for other types of other similar accounts managed by the Advisor, as well as all expense waivers and reimbursements.

     The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.25%. The Board further noted the Fund has consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses. The Trustees noted that the Fund's total expense ratio was below its peer group median and that the expense structure was in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4. ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund's expense ratio begins to show signs of reduction. As the level of the Fund's asset grows, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation, and the Advisor is of the opinion that breakpoints will be appropriate when the Fund has grown to a larger size. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor's financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund's operating expenses, and reviewed the Advisor's compliance with its reimbursement requirements. The Board also considered the Advisor's estimate of the Fund asset level at which it would reach a breakeven level by covering allocated overhead costs. The Board considered that the additional benefits derived by the Advisor from its relationship with the Fund were limited primarily to research benefits received in exchange for "soft dollars." After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

     No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund's shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

                                    ADVISOR
                          McCarthy Group Advisors, LLC
                       1125 South 103rd Street, Suite 250
                          Omaha, Nebraska  68124-6019

                                  DISTRIBUTOR
                            Quasar Distributor, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                            Cincinnati, Ohio  45202

                                 TRANSFER AGENT
                           Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                             Omaha, Nebraska  68137

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                        San Francisco, California  94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. DURING THE LAST SIX MONTHS, THERE HAS BEEN A MATERIAL CHANGE TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES. THE NOMINATING COMMITTEE WILL NOW CONSIDER NOMINEES RECOMMENDED BY SHAREHOLDERS.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   --------------------------------------------

     By (Signature and Title)*<F10>  /s/ Eric M. Banhazl
                                     --------------------------
                                     Eric M. Banhazl, President

     Date    3/7/06
            --------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F10>  /s/ Eric M. Banhazl
                                     --------------------------
                                     Eric M. Banhazl, President
     Date    3/7/06
            --------------------------------------

     By (Signature and Title)*<F10>  /s/ Douglas G. Hess
                                     --------------------------
                                     Douglas G. Hess, Treasurer

     Date    3/8/06
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*<F10>  Print the name and title of each signing officer under his or her signature.